UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2006

Apple Computer, Inc.

(Exact name of registrant as specified in its charter)

California	000-10030	94-2404110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1 Infinite Loop, Cupertino, CA 95014

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 996-1010

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02             DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
                                APPOINTMENT OF PRINCIPAL OFFICERS.

(b)

On September 30, 2006, Fred D. Anderson resigned from the Board of Directors of Apple Computer, Inc. (the “Company”).

ITEM 8.01             OTHER EVENTS.

On October 4, 2006, the Company announced that the special committee of its Board of Directors has reported its findings after a three month investigation into the Company’s stock option practices. A copy of the press release issued by the Company in connection with the special committee’s report and Mr. Anderson’s resignation from the Board of Directors is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01             FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit Number	Description
99.1	Text of Press Release issued by Apple Computer, Inc. dated October 4, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 4, 2006

APPLE COMPUTER, INC. (Registrant)

By:	/s/ PETER OPPENHEIMER
Name:	Peter Oppenheimer
Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Text of Press Release issued by Apple Computer, Inc. dated October 4, 2006.